EXCHANGE TRADED CONCEPTS TRUST

NORTH SHORE GLOBAL URANIUM MINING etf

NYSE Arca Ticker: URNM

Supplement dated November 23, 2021 to the currently effective Prospectus and Summary Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the North Shore Global Uranium Mining ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of Exchange Traded Concepts Trust has approved the proposed reorganization of the Fund into the Sprott Uranium Miners ETF (the “Acquiring Fund”), a newly created series of Sprott Funds Trust. The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Acquiring Fund will have the same investment objective and substantially similar principal investment strategies as the Fund. After the reorganization, Sprott Asset Management LP will replace Exchange Traded Concepts, LLC as investment adviser. The management fee and expense ratio of the Acquiring Fund are expected to be the same as the Fund.

The proposed reorganization would occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. If approved by shareholders, the reorganization is expected to occur during the first quarter of 2022. Until the reorganization is complete, Exchange Traded Concepts, LLC, the Fund’s investment adviser, will continue to manage the Fund in the ordinary course of business and shares of the Fund will continue to trade on the NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOR-SK-003-0100